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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          ----------------------------

     Date of Report (Date of Earliest Event Reported):     June 13, 2007

                              CITRIX SYSTEMS, INC.

             (Exact name of Registrant as specified in its Charter)

             Delaware                0-27084                75-2275152
 (State or other Jurisdiction of   (Commission           (I.R.S. Employer
  Incorporation or Organization)    File Number)        Identification No.)

                           851 West Cypress Creek Road
                         Fort Lauderdale, Florida 33309
               (Address of Principal Executive Offices) (Zip Code)

                            Telephone: (954) 267-3000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

                          ----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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     Section 7--Regulation FD

Item 7.01    Regulation FD Disclosure.

     Citrix issued a press release on June 13, 2007, a copy of which is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this item of this Current Report on Form 8-K and Exhibit
99.1 attached hereto is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.



     Section 9--Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

     (d) Exhibits


Exhibit No.    Description
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Exhibit 99.1   Press release dated June 13, 2007 of Citrix Systems, Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Citrix Systems, Inc.


Dated: June 13, 2007                 By: /s/ David J. Henshall
                                         ---------------------------------------
                                         Name: David J. Henshall
                                         Title: Senior Vice President and Chief
                                                Financial Officer


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                                  Exhibit Index

Exhibit No.    Description
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Exhibit 99.1   Press release dated June 13, 2007 of Citrix Systems, Inc.